UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 10, 2007

BIOFUEL ENERGY CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Broadway, Suite 1060 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (303) 592-8110
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors.

On September 10, 2007, Elizabeth K. Blake was elected to join the Board of Directors of BioFuel Energy Corp. (the “Company”) as an independent director.  Ms. Blake will also serve on the Company’s Audit Committee. Ms. Blake will receive the compensation for non-employee Directors described in the Company's Registration Statement on Form S-1.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release announcing the election of Ms. Blake to the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1

Press Release dated September 10, 2007 announcing the election of Elizabeth K. Blake to the Company’s Board of Directors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date:  September 10, 2007

By:

/s/ Scott H. Pearce

Name:

Scott H. Pearce

Title:

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated September 10, 2007 announcing the election of Elizabeth K. Blake to the Company’s Board of Directors.